UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 13, 2025

Date of Report (date of earliest event reported)

Micron Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices and Zip Code)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 16, 2025, Micron Technology, Inc. ("Micron," "we," "us," or "our") settled its offering of $1,000,000,000 aggregate principal amount of 5.80% senior notes due 2035 (the "Notes"). The Notes were issued and sold in a public offering pursuant to a registration statement on Form S-3 (File No. 333-275276), including the prospectus contained therein (the "Base Prospectus"), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a preliminary prospectus supplement dated January 13, 2025, a related final prospectus supplement dated January 13, 2025 (together with the Base Prospectus, the "Prospectus"), and a free writing prospectus dated January 13, 2025.

The Notes were issued pursuant to an indenture, dated as of February 6, 2019 (the "Base Indenture"), between Micron and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, as supplemented by a ninth supplemental indenture, dated as of January 16, 2025 (the "Supplemental Indenture" and, together with the Base Indenture, the "Indenture"). The Indenture contains certain covenants, events of default and other customary provisions.

The Notes bear interest at a rate of 5.80% per year and will mature on January 15, 2035. Interest on the Notes is payable on January 15 and July 15 of each year, beginning on July 15, 2025.

Prior to the Par Call Date (as defined below), we may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current treasury rate plus 20 basis points, less (b) interest accrued to the date of redemption, and (ii) 100% of the principal amount of the Notes to be redeemed, and plus, in each case, accrued and unpaid interest, if any, on the amount being redeemed to, but excluding, the date of redemption. In addition, we may, at our option, redeem the Notes on or after the Par Call Date, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the date of redemption. "Par Call Date" means October 15, 2034 (three months prior to the maturity date).

If we experience specified change of control triggering events with respect to the Notes, we must offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any.

The Indenture contains limited affirmative and negative covenants of Micron, each of which is subject to a number of limitations and exceptions in the Indenture. The negative covenants restrict our ability and certain of our subsidiaries to incur liens on Principal Property (as defined in the Indenture); to engage in sale and lease-back transactions with respect to any Principal Property; and our ability to consolidate, merge or convey, transfer or lease all or substantially all of our properties and assets.

Events of default under the Indenture include a failure to make payments, non-performance of affirmative and negative covenants, and the occurrence of bankruptcy and insolvency-related events. Our obligations may be accelerated upon an event of default, in which case the entire principal amount of the Notes would become immediately due and payable.

We intend to use the net proceeds from the sale of the Notes to pay the redemption price of the 2026 Notes (as defined below) and any remainder of the net proceeds for general corporate purposes, which may include the repayment of other indebtedness.

The foregoing description of certain terms of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture, and the form of the Notes, which are filed with this report as Exhibits 4.1, 4.2 and 4.3 respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 8.01.	Other Events.

Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to Micron, has issued an opinion to Micron dated January 16, 2025 regarding the legality of the Notes. A copy of the opinion is filed as Exhibit 5.1 hereto.

On January 13, 2025, we issued a notice to redeem in full our outstanding 4.975% Senior Notes due 2026 (the "2026 Notes"). The redemption of the 2026 Notes will be effected pursuant to the terms of the First Supplemental Indenture, dated as of February 6, 2019 (the "2026 Indenture"), that governs the 2026 Notes. We will redeem $500,000,000 in aggregate principal amount at a price equal to 100% of the principal amount thereof, plus a make-whole premium determined pursuant to the terms of the 2026 Indenture, plus any accrued and unpaid interest to, but excluding, such redemption date.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated February 6, 2019, by and between Micron Technology, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee, filed as Exhibit 4.1 to Micron’s Form 8-K filed on February 6, 2019
4.2	Ninth Supplemental Indenture, dated as of January 16, 2025, by and between Micron Technology, Inc. and U.S. Bank Trust Company, National Association, as Trustee
4.3	Form of Note for Micron Technology, Inc.’s 5.80% Senior Notes due 2035 (incorporated by reference from Exhibit 4.2 hereto)
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2025	MICRON TECHNOLOGY, INC.

	By:	/s/ Mark Murphy
	Name:	Mark Murphy
	Title:	Executive Vice President and Chief Financial Officer